UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 13, 2005 (January 20, 2005)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

(a) Equity Underwriting Agreement.

On January 13, 2005, Albemarle Corporation (the “Company”) entered into an Underwriting Agreement, dated as of January 13, 2005 (the “Equity Underwriting Agreement”), among the Company and the shareholders of the Company listed on Schedule II thereto (the “Selling Shareholders”) and Bear, Stearns & Co. Inc., UBS Securities LLC and Banc of America Securities LLC, and the other several underwriters named in Schedule I thereto (the “Equity Underwriters”), pursuant to which the Company and the Selling Shareholders agreed to sell and the Equity Underwriters agreed to purchase, subject to the terms and conditions set forth in the Equity Underwriting Agreement, an aggregate of 4,488,420 shares of the Company’s common stock, 4,000,000 of which were offered by the Company and 488,420 of which were offered by the Selling Shareholders, at a public offering price of $34.00 per share (the “Common Stock Offering”). Under the terms of the Equity Underwriting Agreement, the Company also granted the Equity Underwriters an option to purchase up to an additional 673,000 shares of the Company’s common stock to cover over-allotments, if any. The Equity Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Shareholders, conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Equity Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

(b) Debt Underwriting Agreement.

On January 13, 2005, the Company entered into an Underwriting Agreement, dated as of January 13, 2005 (the “Debt Underwriting Agreement”), among the Company and Banc of America Securities LLC, UBS Securities LLC and Bear, Stearns & Co. Inc., and the other several underwriters named in Schedule I thereto (the “Debt Underwriters”), pursuant to which the Company agreed to sell and the Debt Underwriters agreed to purchase, subject to the terms and conditions set forth in the Debt Underwriting Agreement (the “Notes Offering”), $325.0 million aggregate principal amount of the Company’s 5.10% Senior Notes due 2015 (the “Notes”). The Debt Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Debt Underwriting Agreement is attached hereto as Exhibit 1.2 and incorporated herein by reference.

The Notes were issued under an Indenture, dated as of January 20, 2005 (the “Base Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of January 20, 2005 (the “Supplemental Indenture”), between the Company and the Trustee. On January 20, 2005, the Company executed a global note representing the Notes. Copies of the Base Indenture, Supplemental Indenture and the form of global security representing the Notes are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Section 8 — Other Events

Item 8.01.	Other Events.

On January 14, 2005, the Company issued a press release announcing, among other things, that it had priced the Common Stock Offering and the Notes Offering. The press release issued by the Company on January 14, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 20, 2005, the Company completed the Common Stock Offering and the Notes Offering.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statement and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated as of January 13, 2005, among the Company and the shareholders of the Company listed on Schedule II thereto and Bear, Stearns & Co. Inc., UBS Securities LLC and Banc of America Securities LLC and the other several underwriters named in Schedule I thereto.

1.2	Underwriting Agreement, dated as of January 13, 2005, among the Company and Banc of America Securities LLC, UBS Securities LLC and Bear, Stearns & Co. Inc. and the other several underwriters named in Schedule I thereto.

4.1	Indenture, dated as of January 20, 2005, between the Company and The Bank of New York, as trustee.

4.2	First Supplemental Indenture, dated as of January 20, 2005, between the Company and The Bank of New York, as trustee.

4.3	Form of Global Security for the 5.10% Senior Notes due 2015 (included as Exhibit A to Exhibit 4.2 hereto).

99.1	Press release, dated January 14, 2005, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2005

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated as of January 13, 2005, among the Company and the shareholders of the Company listed on Schedule II thereto and Bear, Stearns & Co. Inc., UBS Securities LLC and Banc of America Securities LLC and the other several underwriters named in Schedule I thereto.

1.2	Underwriting Agreement, dated as of January 13, 2005, among the Company and Banc of America Securities LLC, UBS Securities LLC and Bear, Stearns & Co. Inc. and the other several underwriters named in Schedule I thereto.

4.1	Indenture, dated as of January 20, 2005, between the Company and The Bank of New York, as trustee.

4.2	First Supplemental Indenture, dated as of January 20, 2005, between the Company and The Bank of New York, as trustee.

4.3	Form of Global Security for the 5.10% Senior Notes due 2015 (included as Exhibit A to Exhibit 4.2 hereto).

99.1	Press release, dated January 14, 2005, issued by the Company.

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